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                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC 20549



                              CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934

                    Date of Report:  February 14, 1997





                       FOUNDATION HEALTH CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


   DELAWARE                       1-10540                    68-0014772
---------------              ----------------              --------------
(State or other              (Commission File              (IRS Employer
jurisdiction of                   Number)                  Identification
  corporation)                                                  No.)


    3400 DATA DRIVE, RANCHO CORDOVA, CA                    95670
---------------------------------------------         ----------------
   (Address of principal executive office)               (Zip Code)


            Registrant's telephone number, including area code:
                              (916) 631-5000

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Item 8.  Change in Fiscal Year.

    The fiscal year of Foundation Health Corporation (the "Company") has been changed as of February 14, 1997 from June 30 to December 31. The Company expects to consummate its merger (the "Merger") with FH Acquisition Corp. ("Merger Sub"), a wholly-owned subsidiary of Health Systems International, Inc. ("HSI"), pursuant to an Agreement and Plan of Merger dated as of October 1, 1996 by and among the Company, HSI and Merger Sub as soon as a final regulatory approval is obtained. HSI has a December 31 fiscal year.
The Company will file a Form 10-K for the transition period from July 1, 1996 to December 31, 1996 (the "Transition Period") on or before May 15, 1997, unless, as a result of the Merger, the Company's common stock is deregistered and the Company's obligation to file reports pursuant to the Securities Exchange Act of 1934 is terminated.

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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated:  February 14, 1997.


                                       FOUNDATION HEALTH CORPORATION



                                       By   /s/  JEFFREY L. ELDER
                                         -------------------------------------
                                               Jeffrey L. Elder
                                            Senior Vice President and
                                              Chief Financial Officer


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